EXHIBIT 10.4
FIRST AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
     This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), made and entered into as of July 28, 2008, is by and among DOLAN MEDIA COMPANY, a Delaware corporation (“Dolan”), Dolan, in its capacity as agent for the Borrowers (“Borrowers’ Agent”), DOLAN FINANCE COMPANY, a Minnesota corporation (“Dolan Finance”), DOLAN PUBLISHING COMPANY, a Delaware corporation, DOLAN PUBLISHING FINANCE COMPANY, a Minnesota corporation, CLEO COMPANY, a Delaware corporation, LONG ISLAND BUSINESS NEWS, INC., a New York corporation, DAILY JOURNAL OF COMMERCE, INC., a Delaware corporation, LAWYER’S WEEKLY, INC., a Delaware corporation, LEGAL LEDGER, INC., a Minnesota corporation, THE JOURNAL RECORD PUBLISHING CO., a Delaware corporation, DAILY REPORTER PUBLISHING COMPANY, a Delaware corporation, NEW ORLEANS PUBLISHING GROUP, INC., a Louisiana corporation, NOPG, L.L.C., a Louisiana limited liability company, WISCONSIN PUBLISHING COMPANY, a Minnesota corporation, LEGAL COM OF DELAWARE, INC., a Delaware corporation, MISSOURI LAWYERS MEDIA, INC., a Missouri corporation, THE DAILY RECORD COMPANY, a Maryland corporation, IDAHO BUSINESS REVIEW, INC., an Idaho corporation, FINANCE AND COMMERCE, INC., a Minnesota corporation, COUNSEL PRESS, LLC, a Delaware limited liability company, ARIZONA NEWS SERVICE, LLC, a Delaware limited liability company, DOLAN DLN LLC, a Delaware limited liability company, DOLAN APC LLC, a Delaware limited liability company (“Dolan APC”), and AMERICAN PROCESSING COMPANY, LLC, a Michigan limited liability company (“APC”) (each (other than Dolan in its capacity as Borrowers’ Agent) a “Borrower” and, collectively, the “Borrowers”), the banks party to the Credit Agreement defined below (individually, a “Bank” and, collectively, the “Banks”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association (“USBNA”), as agent for the Banks (in such capacity, the “Agent”).
RECITALS
     A. The Borrowers’ Agent, the Borrowers, the Banks and the Agent are parties to that certain Second Amended and Restated Credit Agreement dated as of August 8, 2007 (as amended, supplemented or modified from time to time, the “Credit Agreement”).
     B. The Borrowers’ Agent has requested in accordance with clause (iii) of the definition of “Permitted Acquisitions” in the Credit Agreement that the Banks consent to the acquisition by APC of National Default Exchange Holdings, L.P. and related entities, and provide certain related consents, as set forth in a letter dated June 13, 2008 from the Borrowers’ Agent to the Agent attached hereto as Exhibit A (the “Request Letter”).
     C. The Majority Banks are willing to grant such consents, and to amend certain provisions of the Credit Agreement, in each case on and subject to the terms of this Amendment.

AGREEMENT
     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby covenant and agree to be bound as follows:
     Section 1. Capitalized Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement, unless the context shall otherwise require.
     Section 2. Consents. In accordance with the terms of the Credit Agreement, the Majority Banks hereby grant the following consents, subject in each case to Section 4 of this Amendment (each a “Consent” and, collectively, the “Consents”):
     2.1 APC shall be permitted to acquire (i) 100% of the outstanding Equity Interests of THP/NDEx AIV Corp., a Delaware corporation (“THP”), and THP/NDEx AIV, L.P., a Delaware limited partnership (“THP LP”), (ii) all of the outstanding Equity Interests of National Default Exchange Holdings, LP, a Delaware limited partnership (“NDEx Holdings”), other than those held by THP LP, (iii) all of the outstanding Equity Interests of National Default Exchange Management, Inc., a Delaware corporation (“NDEx Management”), other than those held by THP LP, and (iv) each of the Subsidiaries of THP, THP LP, NDEx Holdings and NDEx Management (the “NDEx Subsidiaries” and, together with THP, THP LP, NDEx Holdings and NDEx Management, “NDEx”), each on substantially the terms set forth in the draft Equity Purchase Agreement provided to the Agent on or before the date hereof by and among APC, the “Sellers” party thereto, Dolan, the “Sellers’ Representatives” party thereto and the other Persons party thereto, or on such other terms as are reasonably acceptable to Agent (collectively, the “NDEx Acquisition”);
     2.2 Dolan APC shall be permitted to reduce its membership interest in APC to not less than approximately 80% in connection with the NDEx Acquisition;
     2.3 Dolan APC and APC shall be permitted to amend and restate the APC LLC Agreement in substantially the form set forth in Exhibit B attached hereto (the “APC LLC Amendment No. 4”) in connection with the NDEx Acquisition;
     2.4 (i) Dolan APC and the Agent shall be permitted to amend the Pledge Agreement executed by Dolan APC in substantially the form set forth in Exhibit C attached hereto (the “Pledge Agreement Amendment”), (ii) APC and the Agent shall be permitted to amend the Security Agreement executed by APC in substantially the form set forth set forth in Exhibit D attached hereto (the “Security Agreement Amendment”), and (iii) the Agent and the APC members party thereto shall be permitted to amend the APC Side Letter in substantially the form set forth in Exhibit E attached hereto (the “APC Side Letter Amendment”), in each case in connection with the NDEx Acquisition; and

     2.5 At any time and from time to time after the date hereof and prior to October 1, 2008, Dolan shall be permitted to raise proceeds through the issuance of its Equity Interests without such proceeds being subject to mandatory prepayment under Section 2.6(c) of the Credit Agreement, whether or not such issuance constitutes an Excluded Equity Issuance. The Consent in this Section 2.5 shall be fully effective as of the date of this Amendment notwithstanding anything to the contrary contained herein, including the failure to satisfy any or all of the conditions set forth in Section 4 hereof.
     Section 3. Amendments. Subject in each case only to the terms of Section 4, the Credit Agreement is hereby amended as follows (such amendments reflected in Sections 3.2(b), 3.3, 3.6 and 3.9 to take effect upon execution and delivery of this Amendment by the Majority Banks, the Agent, the Borrowers’ Agent and the Borrowers, with all other others to take effect on the date the conditions set forth in Section 4 below are fully satisfied in accordance with the terms of such Section):
     3.1 New Definitions. Section 1.1 of the Credit Agreement is hereby amended by adding the following terms thereto in the proper alphabetical order:
     “First Amendment”: The First Amendment to Second Amended and Restated Credit Agreement dated as of July 28, 2008 by and among the Borrowers, the Borrowers’ Agent, the Banks and the Agent.
     “NDEx”: Collectively, THP/NDEx AIV Corp., a Delaware corporation, THP/NDEx AIV, L.P., a Delaware limited partnership, National Default Exchange Holdings, LP, a Delaware limited partnership, National Default Exchange Management, Inc., a Delaware corporation, and the NDEx Subsidiaries (as defined in the First Amendment).
     “NDEx Acquisition”: The acquisition by APC of 100% of the Equity Interests of NDEx in accordance with the terms and conditions set forth in the First Amendment.
     “NDEx Purchase Agreement”: The Equity Purchase Agreement by and among APC, the “Sellers” party thereto, Dolan, the “Sellers’ Representatives” party thereto and the other Persons party thereto.
     3.2 Amended Definitions.
     (a) The definition of “APC Side Letter” set forth in Section 1.1 of the Credit Agreement is hereby amended by replacing such definition in its entirety with the following:
     “APC Side Letter”: The letter agreement dated as of the date of consummation of the NDEx Acquisition by and between the Agent and the members of APC, which amends and restates the letter agreement dated January 9, 2007.

     (b) The definition of “Applicable Margin” set forth in Section 1.1 of the Credit Agreement is hereby amended by replacing such definition in its entirety with the following:
     “Applicable Margin”: Subject to the last sentence of this definition, with respect to the period beginning one day after the compliance certificate required by Section 5.1(d) with respect to a fiscal quarter is required to be delivered and ending on the date one day after the date such compliance certificate for the next fiscal quarter is required to be delivered, the percentage specified as applicable to Prime Rate Advances or LIBOR Advances, based on the Senior Leverage Ratio calculated as of the end of the fiscal quarter for which such compliance certificate was delivered:

	LIBO	Prime
	Rate	Rate
Senior Leverage Ratio	Advances	Advances
Less than 2.00:1.00	2.00%	0.00%

Equal to or greater than 2.00:1.00 but less than 2.50:1.00	2.50%	0.50%

Equal to or greater than 2.50:1.00 but less than 3.00:1.00	3.00%	1.00%

Equal to or greater than 3.00:1.00	3.25%	1.25%
For any period beginning one day after the compliance certificate required by Section 5.1(d) with respect to a fiscal quarter is required to be but is not delivered and ending on the date one day after the date such compliance certificate is delivered, the Applicable Margin shall be as specified for a Senior Leverage Ratio equal to or greater than 3.00 to 1.00; provided, however, that for the period from the date of the consummation of the NDEx Acquisition until the date the compliance certificate required pursuant to Section 5.1(d) is required to be delivered for the third fiscal quarter of 2008, the Senior Leverage Ratio shall be based on the Senior Leverage Ratio calculated, and reflected in the certificate delivered, pursuant to Section 4.2 of the First Amendment.
     (c) The definition of “Permitted Acquisition” set forth in Section 1.1 of the Credit Agreement is hereby amended by replacing clause (iii) thereof with the following clause: “(iii) the NDEx Acquisition or any other Acquisition consented to in writing by the Majority Banks.”

     (d) The definition of “Pro Forma EBITDA” set forth in Section 1.1 of the Credit Agreement is hereby amended by deleting the word “and” before clause (g) and adding the following to the end of such definition:
     “and (h) the sum of clauses (i) and (ii) above with respect to the NDEx Acquisition shall be deemed to be $18,000,000 multiplied by the APC Ownership Interest.”
     3.3 Revolving Commitment Fee. Section 2.16 of the Credit Agreement is hereby amended by replacing such section in its entirety with the following:
     Section 2.16 Revolving Commitment Fee. Subject to the last sentence of this Section 2.16, with respect to the period beginning one day after the day the financial statements and compliance certificate required by Sections 5.1(c) and (d) with respect to a fiscal quarter are required to be delivered and ending on the date one day after the date such financial statements and compliance certificate for the next fiscal quarter are required to be delivered, the Borrowers shall pay to the Agent for the account of each Bank fees (the “Revolving Commitment Fees”) in an amount determined by applying the percentage specified below based on the Senior Leverage Ratio calculated as of the end of the fiscal quarter for which such financial statements were delivered to the average daily unused Revolving Commitment Amount of each Bank:

Commitment Fee
Senior Leverage Ratio	Percentage
Less than 2.50:1.00	0.250%

Equal to or greater than 2.50:1.00 but less than 3.00:1.00	0.375%

Equal to or greater than 3.00:1.00	0.500%
Revolving Commitment Fees are payable quarterly on the last day of each calendar quarter and on the Revolving Loan Termination Date. Following the occurrence and during the continuance of an Event of Default or for any period beginning one day after the compliance certificate required by Section 5.1(d) with respect to a fiscal quarter is required to be but is not delivered and ending on the date one day after the date such compliance certificate is delivered, the Commitment Fee Percentage shall be as specified for a Senior Leverage Ratio equal to or greater than 3.00 to 1.00; provided, however, that for the period from the date of the consummation of the NDEx Acquisition until the date the compliance certificate required pursuant to Section 5.1(d) is required to be delivered for the third fiscal quarter of 2008, the Senior Leverage Ratio shall be based on the Senior Leverage Ratio calculated, and reflected in the certificate delivered, pursuant to Section 4.2 of the First Amendment.
     3.4 Representations and Warranties. Sections 4.1, 4.2 and 4.3 of the Credit Agreement are hereby amended as follows:
     (a) Section 4.1 is hereby amended by adding a comma and the term “limited partnership” after the term “corporation” in the first line thereof and after the term “corporate” in the third line thereof;
     (b) Section 4.2 is hereby amended by adding a comma and the term “limited partnership” after the term “corporate” in the third line thereof; and
     (c) Section 4.3(b) is hereby amended by adding a comma and the term “limited partnership agreement” after the term “bylaws” in the second line of such clause.
     3.5 Subsidiaries. Section 4.18 of the Credit Agreement is hereby amended by replacing such section in its entirety with the following:
     Section 4.18 Subsidiaries. As of the date of the consummation of the NDEx Acquisition, each Subsidiary of the Borrowers’ Agent is a Borrower and the Borrowers have no Subsidiaries other than those listed on Schedule 4.18, which sets forth the number and percentage of the shares of each class of Equity Interests owned beneficially or of record by the Borrowers, and the jurisdiction of organization of each Borrower.
     3.6 Financial Statements and Reports. Section 5.1(c) of the Credit Agreement is hereby amended by replacing the reference to “Section 5.1(b)” in the last sentence thereof with “Section 5.1(c)”.
     3.7 Restricted Payments. Section 6.7(g) of the Credit Agreement is hereby amended by replacing such clause in its entirety with the following:
     “(g) payments made in satisfaction of APC’s obligations under Section 7.7 of the APC LLC Agreement as amended in accordance with the terms of this Agreement.”
     3.8 Indebtedness. Section 6.13 of the Credit Agreement is hereby amended by replacing clause (k) in its entirety with the following, renumbering the existing clause (l) as clause (m) and adding a new clause (l) as follows:
     (k) unsecured Indebtedness consisting of a “Put Note” issued by APC pursuant to Section 7.7 of the APC LLC Agreement as amended in accordance with the terms of this Agreement;

     (l) unsecured Indebtedness consisting of the “Earnout Payment” set forth in the NDEx Purchase Agreement; and
     3.9 Senior Leverage Ratio. Section 6.18 of the Credit Agreement is hereby amended by replacing such section in its entirety with the following:
     Section 6.18 Senior Leverage Ratio. The Borrowers will not permit the Senior Leverage Ratio, as of the last day of any fiscal quarter, to be more than 3.50 to 1.00.
     3.10 Schedules. Schedules 4.18, 6.8 and 6.14 to the Credit Agreement are hereby amended by replacing such Schedules in their entirety with Schedules 4.18, 6.8 and 6.14 in the form attached hereto, with such changes as may be approved by the Agent to conform to the NDEx Acquisition.
     Section 4. Conditions to Effectiveness. This Amendment shall be a legal, valid and binding agreement against the parties hereto upon the due execution and delivery of this Amendment by the Majority Banks, the Agent, the Borrowers’ Agent and the Borrowers and, as such, no signatory hereto shall be permitted to unilaterally rescind or revoke its signature hereto or otherwise contest the validity or enforceability of this Amendment as against such Person (except as specifically provided in the following provisions of this Section 4). Except as set forth in Section 2.5 and with respect to the amendment set forth in Section 3.6, the Consents and the other amendments set forth in Section 3 shall be deemed void ab initio and shall cease to have any force or effect if any of the conditions set forth in this Section 4 are not satisfied by the earlier of the consummation of the NDEx Acquisition and September 30, 2008 (unless any such conditions are waived in writing by the Majority Banks) .
     4.1 No Default or Event of Default shall have occurred and be continuing on the date of consummation of the NDEx Acquisition.
     4.2 The Borrowers’ Agent shall have delivered to the Agent a certificate calculating the Senior Leverage Ratio reflecting on a pro forma basis the NDEx Acquisition (for this purpose, using the amount in clause (a) of the definition of Senior Leverage Ratio calculated as of the date of consummation of the NDEx Acquisition and using Pro Forma EBITDA after giving effect to the amendment in Section 3.2(d) above), which Senior Leverage Ratio shall be less than the maximum allowed Senior Leverage Ratio as of such date less 0.25.
     4.3 The Agent shall have received copies or a final draft of the NDEx Purchase Agreement and each other material document, instrument and agreement executed in connection with the NDEx Acquisition (the “NDEx Acquisition Documents”), together with all lien search reports for THP, THP LP, NDEx Holdings, NDEx Management and each NDEx Subsidiary and lien release letters and other documents as the Agent may reasonably require to evidence the termination of Liens on the businesses to be acquired (other than Liens permitted under Section 6.14 of the Credit Agreement).

     4.4 The Agent shall have received a consent in favor of the Agent and the Banks to the collateral assignment of rights and indemnities under the NDEx Acquisition Documents and (if delivered to the Borrowers) opinions of counsel for the selling parties in favor of the Agent and the Banks.
     4.5 Dolan shall have received net proceeds of not less than $60,000,0000 from a private placement or other issuance of its Equity Interests and the total of (i) the net proceeds from such issuance and (ii) the Equity Interests in Dolan used to fund the NDEx Acquisition shall not be less than $75,000,000.
     4.6 The closing of the NDEx Acquisition shall occur not later than September 30, 2008 and the Borrowers shall have Availability of not less than $10,000,000 as of such date.
     4.7 The members of APC shall have entered into APC LLC Amendment No. 4 in substantially the form of Exhibit B hereto or with such changes as are reasonably acceptable to the Agent, and the Agent shall have received a duly executed copy of APC LLC Amendment No. 4.
     4.8 (i) Dolan APC shall have executed and delivered to the Agent the Pledge Agreement Amendment, (ii) APC shall have executed and delivered to the Agent the Security Agreement Amendment, and (iii) the members of APC shall have executed and delivered to the Agent the APC Side Letter Amendment.
     4.9 The Equity Interests owned by APC in THP, THP LP, NDEx Management, and NDEx Holdings shall have been pledged to the Agent pursuant to a Pledge Agreement and certificates representing such Equity Interests shall have been delivered to the Agent, together with duly executed instruments of transfer or assignment in blank, each in form and substance reasonably satisfactory to the Agent.
     4.10 The Equity Interests owned by THP, THP LP, NDEx Management or NDEx Holdings in any NDEx Subsidiary shall have been pledged to the Agent pursuant to a Pledge Agreement and certificates representing such Equity Interests shall have been delivered to the Agent, together with duly executed instruments of transfer or assignment in blank, each in form and substance reasonably satisfactory to the Agent.
     4.11 The Agent shall have received a copy of the Bylaws of THP, the Limited Partnership Agreement of NDEx Holdings and THP LP, the Bylaws of NDEx Management and the comparable organizational documents of each NDEx Subsidiary, each in form and substance reasonably satisfactory to the Agent, certified as true and accurate by the secretary (or other duly authorized officer of the applicable Person) of THP, THP LP, NDEx Holdings, NDEx Management or such NDEx Subsidiary, as applicable.
     4.12 THP, THP LP, NDEx Holdings, NDEx Management and each NDEx Subsidiary shall execute and delivery to the Agent (i) a joinder agreement in the form attached hereto as Exhibit F (the “Joinder Agreement (Credit Agreement)”) in order to become obligated to repay the Loans and the other amounts payable under the Loan Documents and (ii) a joinder agreement in the form attached hereto as Exhibit G (the “Joinder Agreement (Security Agreement)”) in order to grant to the Agent a first priority security interest subject no other Liens, except for Liens permitted pursuant to Section 6.14 of the Credit Agreement, in the assets of such Person.
     4.13 The Agent shall have received certified copies of all documents evidencing any necessary corporate action, consent or governmental or regulatory approval (if any) with respect to this Amendment.
     4.14 The Agent shall have received for itself and for the ratable benefit of the Banks the fees set forth in a separate fee letter dated as of July 25, 2008 between the Agent and the Borrowers’ Agent.
     Section 5. Representations, Warranties, Authority, No Adverse Claim.
     5.1 Reassertion of Representations and Warranties, No Default. Each Borrower hereby represents that on and as of the date hereof and after giving effect to this Amendment (a) all of the representations and warranties contained in the Credit Agreement are true, correct and complete in all material respects as of the date hereof as though made on and as of such date, except for changes permitted by the terms of the Credit Agreement and except for representations and warranties made as of a specific earlier date, which shall be true and correct in all material respects as of such earlier date, and (b) there will exist no Default or Event of Default under the Credit Agreement as amended by this Amendment on such date which has not been waived by the Banks.
     5.2 Authority, No Conflict, No Consent Required. Each Borrower represents and warrants that such Borrower has the power and legal right and authority to enter into this Amendment, the Pledge Agreement Amendment, the Security Agreement Amendment, the Joinder Agreement (Credit Agreement), the Joinder Agreement (Security Agreement) and any other instrument or agreement executed by such Borrower in connection with this Amendment (the “Amendment Documents”) and has duly authorized as appropriate the execution and delivery of the Amendment Documents and other agreements and documents executed and delivered by such Borrower in connection herewith or therewith by proper corporate action, and none of the Amendment Documents nor the agreements contained herein or therein contravenes or constitutes a default under any agreement, instrument or indenture to which such Borrower is a party or a signatory or a provision of such Borrower’s Certificate of Incorporation, Bylaws or any other agreement or requirement of law, or result in the imposition of any Lien on any of its property under any agreement binding on or applicable to such Borrower or any of its property except, if any, in favor of the Banks. Each Borrower represents and warrants that no consent, approval or authorization of or registration or declaration with any Person, including but not limited to any governmental authority, is required in connection with the execution and delivery by such Borrower of the Amendment Documents or other agreements and documents executed and delivered by such Borrower in connection therewith or the performance of obligations of such Borrower therein described, except for those which such Borrower has obtained or provided and as to which such Borrower has delivered certified copies of documents evidencing each such action to the Banks.
     5.3 No Adverse Claim. Each Borrower warrants, acknowledges and agrees that no events have taken place and no circumstances exist at the date hereof which would give such Borrower a basis to assert a defense, offset or counterclaim to any claim of the Banks with respect to the Obligations.
     Section 6. Limited Purpose Consents. Notwithstanding anything contained herein, the Consents (i) are limited consents and waivers, (ii) are effective only with respect to the specific transactions described in this Amendment for the specific instance and the specific purpose for which they are given, (iii) shall not be effective for any other purpose or transaction, and (iv) except as expressly set forth in Section 3 and subject to Section 4, do not constitute an amendment or basis for a subsequent waiver of any of the provisions of the Credit Agreement. Except as expressly provided in Section 3 and subject to Section 4, (a) all of the terms and conditions of the Credit Agreement remain in full force and effect and none of such terms and conditions are, or shall be construed as, otherwise amended or modified, and (b) nothing in this Amendment shall constitute a waiver by the Banks of any Default or Event of Default, or of any right, power or remedy available to the Banks under the Credit Agreement or any other Loan Document, whether any such defaults, rights, powers or remedies presently exist or arise in the future.
     Section 7. Affirmation of Credit Agreement, Further References, Affirmation of Security Interest. The Banks and the Borrowers each acknowledge and affirm that the Credit Agreement, as hereby amended, is hereby ratified and confirmed in all respects and all terms, conditions and provisions of the Credit Agreement, except as amended by this Amendment, shall remain unmodified and in full force and effect. All references in any document or instrument to the Credit Agreement are hereby amended and shall refer to the Credit Agreement as amended by this Amendment. Each Borrower confirms to the Banks that the Obligations are and continue to be secured by the security interest granted by the Borrowers in favor of the Banks under the Security Documents, and all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the Borrowers under such documents and any and all other documents and agreements entered into with respect to the obligations under the Credit Agreement are incorporated herein by reference and are hereby ratified and affirmed in all respects by the Borrowers.
     Section 8. Merger and Integration, Superseding Effect. This Amendment, from and after the date hereof, embodies the entire agreement and understanding between the parties hereto and supersedes and has merged into this Amendment all prior oral and written agreements on the same subjects by and between the parties hereto with the effect that this Amendment shall control with respect to the specific subjects hereof and thereof.
     Section 9. Severability. Whenever possible, each provision of this Amendment and the other Amendment Documents and any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be interpreted in such manner as to be effective, valid and enforceable under the applicable law of any jurisdiction, but, if any provision of this Amendment, the other Amendment Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be held to be prohibited, invalid or unenforceable under the applicable law, such provision shall be ineffective in such jurisdiction only to the extent of such prohibition, invalidity or unenforceability, without invalidating or rendering unenforceable the remainder of such provision or the remaining provisions of this Amendment, the other Amendment Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto in such jurisdiction, or affecting the effectiveness, validity or enforceability of such provision in any other jurisdiction.
     Section 10. Successors. The Amendment Documents shall be binding upon the Borrowers and the Banks and their respective successors and assigns, and shall inure to the benefit of the Borrowers and the Banks and the successors and assigns of the Banks.
     Section 11. Legal Expenses. As provided in Section 9.2 of the Credit Agreement, the Borrowers agree to pay or reimburse the Agent, upon execution of this Amendment, for all reasonable out-of-pocket expenses paid or incurred by the Agent, including filing and recording costs and fees, charges and disbursements of outside counsel to the Agent (determined on the basis of such counsel’s generally applicable rates, which may be higher than the rates such counsel charges the Agent in certain matters) and/or the allocated costs of in-house counsel incurred from time to time, in connection with the Credit Agreement, including in connection with the negotiation, preparation, execution, collection and enforcement of the Amendment Documents and all other documents negotiated, prepared and executed in connection with the Amendment Documents, and in enforcing the obligations of the Borrowers under the Amendment Documents, and to pay and save the Banks harmless from all liability for, any Taxes or Other Taxes which may be payable with respect to the execution or delivery of the Amendment Documents, which obligations of the Borrowers shall survive any termination of the Credit Agreement.
     Section 12. Headings. The headings of various sections of this Amendment have been inserted for reference only and shall not be deemed to be a part of this Amendment.
     Section 13. Counterparts. The Amendment Documents may be executed in several counterparts as deemed necessary or convenient, each of which, when so executed, shall be deemed an original, provided that all such counterparts shall be regarded as one and the same document, and any party to the Amendment Documents may execute any such agreement by executing a counterpart of such agreement. Signature pages delivered by facsimile or other electronic transmission (including by email in .pdf format) shall be considered original signatures hereto, all of which shall be equally valid.

     Section 14. Governing Law. THE AMENDMENT DOCUMENTS SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAW PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS, THEIR HOLDING COMPANIES AND THEIR AFFILIATES.
[The next page is the signature page.]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date and year first above written.

DOLAN MEDIA COMPANY, as a Borrower and as Borrowers’ Agent
By:	/s/ Scott Pollei
Scott Pollei
Executive Vice President and Chief Financial Officer

DOLAN FINANCE COMPANY
DOLAN PUBLISHING COMPANY
DOLAN PUBLISHING FINANCE COMPANY
CLEO COMPANY
LONG ISLAND BUSINESS NEWS, INC.
DAILY JOURNAL OF COMMERCE, INC.
LAWYER’S WEEKLY, INC.
LEGAL LEDGER, INC.
THE JOURNAL RECORD PUBLISHING CO.
DAILY REPORTER PUBLISHING COMPANY
NEW ORLEANS PUBLISHING GROUP, INC.
NOPG, L.L.C.
WISCONSIN PUBLISHING COMPANY
LEGAL COM OF DELAWARE, INC.
MISSOURI LAWYERS MEDIA, INC.
THE DAILY RECORD COMPANY
IDAHO BUSINESS REVIEW, INC.
FINANCE AND COMMERCE, INC.
COUNSEL PRESS, LLC
ARIZONA NEWS SERVICE, LLC
DOLAN DLN, LLC
DOLAN APC LLC
AMERICAN PROCESSING COMPANY, LLC

By:	/s/ Scott Pollei
Scott Pollei
Vice President

U.S. BANK NATIONAL ASSOCIATION, as Agent
By:	/s/ Michael J. Staloch
Michael J. Staloch,
Senior Vice President

U.S. BANK NATIONAL ASSOCIATION, as a Bank
By:	/s/ Michael J. Staloch
Michael J. Staloch,
Senior Vice President

LASALLE BANK NATIONAL ASSOCIATION

By:	Unknown

Name:

Title:

ASSOCIATED BANK, NATIONAL ASSOCIATION

By:	Unknown

Name:

Title:

BANK OF THE WEST

By:	Unknown

Name:

Title:

COMERICA BANK

By:	Unknown

Name:

Title:

COOPERATIVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH

By:	Unknown

Name:

Title:

By:	Unknown

Name:

Title:

KEYBANK NATIONAL ASSOCIATION

By:	Unknown

Name:

Title:

SCHEDULES

Schedule 4.18	Subsidiaries
Schedule 6.8	Affiliate Transactions
Schedule 6.14	Liens

EXHIBITS

Exhibit A	Request Letter
Exhibit B	APC LLC Amendment No. 4
Exhibit C	Third Amendment to Pledge Agreement (Dolan APC)
Exhibit D	Third Amendment to Security Agreement (APC)
Exhibit E	APC Side Letter Amendment
Exhibit F	Joinder Agreement (Credit Agreement)
Exhibit G	Joinder Agreement (Security Agreement)

SCHEDULE 4.18
SUBSIDIARIES

			Issued and
	State of		Outstanding
Subsidiary	Organization	Percentage Ownership	Shares
Arizona News Service, LLC	Delaware	100%	1,000 Class A Units

Cleo Company	Delaware	100%	100 shares of Common Stock

Counsel Press, LLC	Delaware	100%	1,000 Class A Units

Daily Journal of Commerce, Inc.	Delaware	100%	100 shares of Common Stock

The Daily Record Company	Maryland	100%	20,000 shares of Common Stock

Daily Reporter Publishing Company	Delaware	100%	100 shares of Common Stock

Dolan APC LLC	Delaware	100%	1,000 Class A Units

Dolan DLN LLC	Delaware	100%	1,000 Class A Units

Dolan Finance Company	Minnesota	100%	1,000 shares of Common Stock

Dolan Publishing Company	Delaware	100%	100 shares of Common Stock

Finance and Commerce, Inc.	Minnesota	100%	13,900 shares of Common Stock

The Journal Record Publishing Co.	Delaware	100%	100 shares of Common Stock

Legal Com of Delaware, Inc.	Delaware	100%	1,000 shares of Common Stock

Legal Ledger, Inc.	Minnesota	100%	100 shares of Common Stock

Issued and
	State of		Outstanding
Subsidiary	Organization	Percentage Ownership	Shares
Long Island Business News, Inc.	New York	100%	5,040 shares of Common Stock

New Orleans Publishing Group, Inc.	Louisiana	100%	100 shares of Common Stock

Lawyer’s Weekly, Inc.	Delaware	100%	100 shares of Common Stock

Wisconsin Publishing Company	Minnesota	100%	100 shares of Common Stock

NOPG, LLC.	Louisiana	100% owned by New Orleans Publishing Group, Inc.

Missouri Lawyers Media, Inc.	Missouri	100% owned by Legal Com of Delaware, Inc.	20,000 shares of Common Stock

Idaho Business Review, Inc.	Idaho	100% owned by Daily Record Company	100,000 shares of Common Stock

Dolan Publishing Finance Company	Minnesota	100% owned by Dolan Publishing Company	100 shares of Common Stock

American Processing Company, LLC	Michigan	[88,890%] owned by Dolan APC LLC	[1,156,288] Common Units

THP/NDEx AIV Corp.	Delaware	100% owned by American Processing Company, LLC	1,000 shares of Common Stock

THP/NDex AIV, L.P.	Delaware	100% of limited partner interests owned by THOP/NDEx AIV Corp.; 100% of general partner interests owned by American Processing Company, LLC

Issued and
	State of		Outstanding
Subsidiary	Organization	Percentage Ownership	Shares
National Default Exchange Management, Inc.	Delaware	85.943% owned by American Processing Company, LLC; 14.057% owned by THP/NDEx AIV, L.P.	99,999 shares of Common Stock

National Default Exchange Holdings, LP	Delaware	85.943% owned by American processing Company, LLC; 14.057% owned by THP/NDEx AIV, L.P.	1,000,000 units

National Default Exchange GP, LLC	Delaware	100% owned by National Default Exchange Holdings, LP

National Default Exchange, LP	Delaware	99% owned by National Default Exchange Holdings, LP; 1% owned by national Default Exchange GP, LLC

NDEx Technologies, LLC	Texas	100% owned by National Default Exchange Holdings, LP

NDEx West, LLC	Delaware	100% owned by National Default Exchange Holdings, LP

NDEx Title Services, L.L.C.	Texas	100% owned by National Default Exchange Holdings, LP

SCHEDULE 6.8
AFFILIATE TRANSACTIONS
1.	Services Agreement dated as of March 14, 2006 by and among Trott & Trott, Professional Corporation, David A. Trott and APC
2.	Employment Agreement dated as of March 14, 2006 by and between David A. Trott and APC
3.	Office and Space Sharing Agreement dated as of March 14, 2006 by and between Trott & Trott, Professional corporation and APC
4.	Sublease dated as of March 14, 2006 by and between Trott & Trott, Professional Corporation and APC
5.	Services Agreement dated as of January 9, 2006 by and among Feiwell & Hannoy, P.C., Michael Feiwell, Doug Hannoy and APC
6.	Employment Agreement dated as of January 9, 2007 by and between Michael J. Feiwell and APC
7.	Employment Agreement dated as of January 9, 2007 by and between Douglas Hannoy and APC
8.	Sublease dated as of January 9, 2007 by and between Wolverines I, Inc. and APC
9.	Office and Space Sharing Agreement dated as of January 9, 2007 by and between Feiwell & Hannoy, P.C. and APC
10.	Amended and Restated Operating Agreement of APC dated as of March 14, 2006, as amended
11.	APC Note Payable to Feiwell & Hannoy dated as of January 9, 2007
12.	APC Note Payable to Dolan Finance Company dated as of November 10, 2006
13.	APC Note Payable to Dolan Finance Company dated as of January 9, 2007
14.	Amended and Restated Employment Agreement dated as of April 1, 2007 by and between Dolan Media Company and James P. Dolan
15	Employment Agreement dated as of April 1, 2007 by and between Dolan Media Company and Scott Pollei

16.	Employment Agreement dated as of April 1, 2007 by and between Dolan Media Company and Mark W.C. Stodder.
17.	Amended and Restated Registration Rights Agreement dated as of September 1, 2004 by and among Dolan Media Company and certain holders of Dolan Media Company’s common stock, series A preferred stock and series C preferred stock
18.	Net Director, LLC, in which David A. Trott owns 11.1%, provides an information clearing house service used by APC
19.	American Servicing Corporation, in which David A. Trott owns 60%, provides property tax searches and courier services to APC
20.	Lease dated as of April 1, 2007 by and between APC and NW13, LLC, in which David A. Trott owns 75%
21.	Lease by and between Lawyers Weekly, Inc. and NW13, LLC
22.	Agreement by and between Dolan Media Company and Trott & Trott, Professional Corporation to pay Trott & Trott a fee in connection with Dolan Finance’s loan to APC
23.	Option Agreement pursuant to which Frappier Daffin & Barrett, LLP shall grant to Trott & Trott, Professional Corporation an option to purchase Frappier Daffin & Barrett, LLP’s equity interests in Brown & Shapiro, LLP
24.	Sublease for 15000 Surveyor Blvd., Addison, Texas 75001, by and between National Default Exchange Holdings, LP and Barrett Daffin Frappier Turner & Engel, LLP
25.	Sublease for 1900 St James Place, Houston, Texas 77056, by and between National Default Exchange Holdings, LP and Barrett Daffin Frappier Turner & Engel, LLP
26.	Office Sharing Agreements, by and between National Default Exchange Holdings, LP, Barrett Daffin Frappier Turner & Engel, LLP
27.	Access Agreement for 15000 Surveyor Blvd., Addison, Texas 75001, by and between National Default Exchange Holdings, LP and Michael C. Barrett
28.	Amended and Restated Services Agreement, by and between National Default Exchange, LP and Barrett Daffin Frappier Turner & Engel, LLP
29.	Services Agreement, by and between National Default Exchange, LP and Barrett Daffin & Frappier, LLP
30.	Services Agreement, by and between NDEx West, LLC and Barrett Daffin Frappier Treder & Weiss, LLP

SCHEDULE 6.14
LIENS
1.	UCC Financing Statement Nos. 42689539 and 43282623 of CIT Communications Finance Corporation on certain equipment leased to Dolan Media Company and Cleo Company (formerly known as Henry M. Greene & Associates, Inc.)
2.	UCC Financing Statement Nos. 2007010415-7 and 2007-062338-5 of Analysts International Corporation on certain equipment purchased by American Processing Company, LLC
3.	UCC Financing Statement No. 2007087941-3 of Canon Financial Services on certain equipment leased to American Processing Company, LLC
4.	UCC Financing Statement No. 41859992 of First Premier Capital LLC on certain equipment leased by Dolan Media Company
5.	UCC Financing Statement No 81027620 of US Express Leasing, Inc. on certain equipment leased by National Default Exchange, LP
6.	UCC Financing Statement No 81455177 of US Express Leasing, Inc. on certain equipment leased by National Default Exchange, LP

EXHIBIT A TO
FIRST AMENDMENT
REQUEST LETTER
(See Attached)

Vicki J. Duncomb Vice President, Finance	1200 Baker Building 706 Second Avenue South Minneapolis, MN 55402 (612) 337-4464 FAX: (612) 317-9434 E-mail: vicki.duncomb@dolanmedia.com
June 13, 2008
Mr. Michael Staloch
Senior Vice President
U.S. Bank National Association
800 Nicollet Mall
Minneapolis, MN 55402
Re: Second Amended and Restated Credit Agreement by and between Dolan Media Company et al and U.S Bank National Association, as Agent, Dated August 8, 2007
Dear Mike:
American Processing Company LLC, (APC) a majority owned subsidiary of Dolan Media Company, intends to purchase 100% of the membership interests of National Default Exchange Holdings, LP (NDEx). The consideration for this purchase totals $210,000,000: $182,500,000 in cash, (of which $147,500,000 will be paid at closing to the sellers, $15,000,000 will be held in escrow subject to an earnout provision and $20,000,000 will be held in escrow for an indemnity escrow) $17,500,000 of APC membership interests (approximately 9% of the APC membership interests) and $10,000,000 of Dolan Media Company common stock.
We intend to sell 5,000,000 shares of Dolan Media Company common stock in order to finance part of the NDEx transaction. The stock sale will be in a private placement (a PIPE) with selected investors. The expected net proceeds range between $80,000,000 and $92,000,000 depending upon the ultimate price per share. We will use all of the net proceeds from the stock sale to fund part of the purchase. The balance of the purchase will be funded by drawing on the revolving line of credit and by using our available, existing cash of approximately $5,000,000. We expect to draw between $85,000,000 and $97,000,000 on the revolver. After the transaction, we will have between $28,000,000 and $40,000,000 of revolving credit availability and our pro forma Senior Leverage Ratio will be no greater than 2.3x.
Dolan Media Company is hereby requesting the Banks consent to the NDEx acquisition, and the proposed PIPE. In addition, Dolan Media Company requests that the Banks waive any covenant violations caused by such transaction.

Mr. Michael Staloch
June 12, 2008

Specifically, we are requesting that the Banks amend the following provisions of the Credit Agreement:
(i)	Definition of Permitted Acquisitions, to specifically include the NDEx acquisition
(ii)	Section 6.5(c) which prohibits the decrease in ownership of any Subsidiary (as a result of the NDEx acquisition, DMC’s ownership in APC will decrease from approximately 89% to approximately 80%;)
(iii)
Section 6.8 which prohibits changes to the American Processing Company Operating Agreement (the Operating Agreement will be amended in order to allow the borrowing from Dolan Finance Company and to restrict payments to the members unless the payments to Dolan Finance Company are being made on a timely basis and to allow the redemption of the interest which will be held by the NDEx sellers); and

(iv)
Section 6.12 which prohibits loans to American Processing Company in excess of $1.0 million (DMC, through its wholly-owned subsidiary, Dolan Finance Company, will lend APC funds to complete the NDEx acquisition);

In consideration for these changes, and in recognition of changes to the credit markets, we have agreed to reduce the maximum allowed Senior Leverage Ratio to 3.5 times and increase the Applicable Margins.
Enclosed with this letter are the following items to aid in your review:
1.	Table showing sources and uses of the funding for these transactions

2.	Five year forecast of financials, including projected covenant tests
We would like to sign the amendment on June 27, 2008 in order to sign and announce the NDEx acquisition on June 30, 2008. This transaction will require a Hart-Scott-Rodino filing. We intend to make such a filing as soon as possible after signing and we intend to ask for early termination of the filing. Closing would be as soon as clearance is granted after the HSR filing.

Very truly yours,

/s/ Vicki J. Duncomb
Vicki J. Duncomb
Vice President — Finance/Corporate Secretary

EXHIBIT B TO
FIRST AMENDMENT
APC LLC AMENDMENT No. 4
(See Attached)

AMENDMENT NO. 4
to the
AMENDED AND RESTATED OPERATING AGREEMENT
of
AMERICAN PROCESSING COMPANY, LLC
THIS AMENDMENT NO. 4 (this “Amendment”) to that certain Amended and Restated Operating Agreement, dated as of March 14, 2006, as amended by that certain Amendment No. 1 to the Amended and Restated Operating Agreement, dated as of January 9, 2007, that certain Amendment No. 2 to the Amended and Restated Operating Agreement, dated as of November 30, 2007 and that certain Amendment No. 3 to the Amended and Restated Operating Agreement, dated as of February 28, 2008 (the “Operating Agreement”), of American Processing Company, LLC, a Michigan limited liability company (the “Company”), is made and entered into to be effective for all purposes as of July [XXXXX], 2008, by and among the Company, the Manager and the Members listed on the signature pages hereto. Capitalized terms used but not otherwise defined herein shall have meanings specified in the Operating Agreement.
RECITALS
A. On June [XXXXX], 2008, the Manager sent a Call Notice to each Member (the “NDEx Notice”) whereby the Manager requested that each Member contribute to the capital of the Company its pro rata share of an amount equal to $[XXXXX], which such amount is being raised in connection with the purchase by the Company, directly and indirectly, of (i) all the outstanding capital stock of THP/NDEx AIV Corp., a Delaware corporation (“THP Corp.”), (ii) all the general partnership interests in THP/NDEx AIV, LP, a Delaware limited partnership (“THP LP”), (iii) all the limited partnership interests in National Default Exchange Holdings, L.P., a Delaware limited partnership (“NDEx Holdings”), other than those limited partnership interests held by THP LP, and (iv) all the outstanding capital stock of National Default Exchange Management, Inc., a Delaware corporation which is the general partner of NDEx Holdings (“Management”), other than the capital stock held by THP LP. NDEx Holdings, Management, THP Corp. and THP LP are collectively referred to herein as “NDEx”.
B. Dolan has elected to make capital contributions to the Company in connection with the NDEx Notice and Dolan has agreed to make an additional contribution to the Company in the amount equal to the sum of Trott & Trott’s Optional Capital Contribution Amount and Feiwell & Hannoy’s Optional Capital Contribution Amount set forth in the NDEx Notice.
C. A portion of the capital contribution to be made by Dolan will be in the form of [XXXXX] shares of Dolan Common Stock with an agreed fair market value of $[XXXXX].
D. The Company is a party to that certain Equity Purchase Agreement, dated as of [XXXXX], 2008, pursuant to which the Company has agreed to purchase all the outstanding equity interests of NDEx.

E. As a portion of the consideration being paid by the Company for the acquisition of the equity interests of NDEx, the Company has agreed to issue an aggregate of [XXX] Common Units (the “NDEx Seller Units”) to the Persons, and in the amount, set forth on Schedule A attached hereto (such Persons, the “NDEx Sellers”).
F. Pursuant to Section 10.4 of the Operating Agreement, the Manager and a Supermajority-in-Interest of the Members have agreed to amend the terms of the Operating Agreement as provided in this Amendment in order to, among other things, reflect (i) the additional Common Units issued to Dolan in connection with the additional capital contributions made by Dolan described above, (ii) the issuance of the NDEx Seller Units to the NDEx Sellers and (iii) the liquidity right agreed to be granted to the NDEx Sellers.
AGREEMENT
1. AMENDMENTS
1.1 The following definitions shall be added to, or amended in, as appropriate, Article I of the Operating Agreement:
“NDEx Sellers” means Michael C. Barrett, Jacqueline M. Barrett, Robert F. Frappier, James C. Frappier, Mary A. Daffin, Barry Tiedt and Abbe L. Patton.
“Minority Members” means Trott & Trott, Feiwell & Hannoy and each of the NDEx Sellers.
“Put Closing” is defined in Section 7.7(c).
“Put Note” is defined in Section 7.7(c).
“Put Securities” is defined in Section 7.7(c).
1.2 Section 7.7 of the Operating Agreement is hereby amended and restated in its entirety as follows:
7.7 Liquidity Right.
(a) (i) For a period of six (6) months after August 2, 2009 with respect to Trott & Trott and Feiwell & Hannoy only, or (ii) for a period of six (6) months after [XXXXX], 2012 with respect to the NDEx Sellers only, each Minority Member will have the right to require the Company to repurchase all or any portion of such Minority Member’s Common Units or other Membership Interests in the Company for a purchase price equal to the Repurchase Price by delivering written notice of the exercise of such right to the Manager (the “Put Notice”). The date on which the Manager receives a Put Notice hereinafter is referred to as the “Put Delivery Date”. The parties acknowledge and agree that, for purposes of calculating the Repurchase Price, the specified date with respect to the Formula Value Per Common Unit shall be the Put Closing Date (as defined below).

(b) The Company shall be obligated to purchase all of each applicable Minority Member’s Common Units or other Membership Interests in the Company requested to be repurchased by such Minority Member in the Put Notice pursuant to Section 7.7(a) hereof (the “Put Securities”), at a closing (the “Put Closing”) on such date as mutually agreed to by the Manager and the applicable Minority Members, which date shall not be prior to thirty (30) days after the Put Delivery Date. At the Put Closing, (i) each Minority Member shall (A) endorse and deliver any certificates representing the Put Securities held by such Minority Member to be repurchased by the Company, (B) execute and deliver any other instruments requested by the Company to evidence the repurchase of the Put Securities by the Company, and (C) execute and deliver definitive documentation containing customary representations, warranties and indemnifications satisfactory to the Manager (including that such Minority Member has good and marketable title to the Put Securities free and clear of all liens, hypothecations, mortgages, charges, security interests, pledges and other encumbrances and claims of any nature), and (ii) the Manager shall deliver to such Minority Member a promissory note issued by the Company (a “Put Note”) in the aggregate principal amount equal to the Repurchase Price. Prior to the Put Closing, an Minority Member and the Manager shall in good faith negotiate the terms and conditions of the Put Note; provided, however, that such Put Note will (i) be unsecured, (ii) be for a term of three years with level payments of principal and interest during the term thereof, (iii) bear interest at a rate equal to the then prevailing prime rate plus two percent (2%) and (iv) be subject to the terms and conditions of any subordination agreement requested by the Senior Agent and the Senior Lenders.
1.3 A new Section 3.3(c) is added to the Operating Agreement to read in its entirety as follows:
(c) In-Kind Capital Contributions; Issuance of Additional Common Units. If acceptable to the Manager, Optional Capital Contributions may be made in property other than cash and the amount of such Optional Capital Contributions (which shall be the fair market value of such property) shall be as determined by a Supermajority-in-Interest of the Members. Dolan and each Minority Member who makes Optional Capital Contributions shall receive additional Common Units in the Company in an amount equal to the amount of Optional Capital Contributions so made divided by the Formula Value Per Common Unit.
1.4 Pursuant to Section 3.4 of the Operating Agreement, upon the closing of the acquisition of NDEx by the Company, the Manager hereby authorizes the issuance of the NDEx Common Units to each of the NDEx Sellers in the amounts set forth on Schedule A.

1.5 Section 3.4(b)(ii) and Section 3.4(b)(iii) are hereby amended to read in their entirety as follows:
(ii) If some, but not all of the Eligible Investors, do not exercise their rights under this Section 3.4(b) (in such capacity, each a “Declining Investor”), the Company shall so advise the other Eligible Investor(s) which are exercising their rights under this Section 3.4(b) (in such capacity, a “Participating Investor(s)”) by providing the Participating Investor(s) with written notice (the “Participating Notice”) within ten (10) Business Days after the expiration of the fifteen (15) Business Day period in which such rights could have been exercised. The Participating Investor(s) shall thereupon for a period of five (5) Business Days from the date of such Participating Notice be entitled to purchase the share of the New Securities which could have been purchased by the Declining Investor(s). The Participating Investor(s) shall close on the purchase of the New Securities within thirty (30) days after the expiration of the 5-Business Day period.
(iii) The Company shall have one hundred twenty (120) days after the date of the Preemptive Notice to sell or enter into an agreement (pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within sixty (60) days from the date of such agreement) to sell the remaining New Securities not purchased by the Eligible Investors or the Participating Investor(s), as the case may be, at a price no less and upon the same terms and conditions as those specified in the Preemptive Notice. If the price of the New Securities decreases or the terms and conditions change, the provisions of this Section 3.4(b) shall again apply de novo.
1.6 Exhibit A of the Operating Agreement is hereby replaced with Exhibit A attached hereto.
1.7 Distributions. The parties agree that Distributable Cash related to the month ended [July], 2008 shall be calculated by computing the Member’s Participating Percentages for such month on a daily basis.
2. REFERENCE TO AND EFFECT ON THE OPERATING AGREEMENT
2.1 Each reference in the Operating Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Operating Agreement as amended hereby.
2.2 Except as specifically amended above, the Operating Agreement shall remain in full force and effect and is hereby ratified and confirmed.
3. MISCELLANEOUS
3.1 This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. In accordance with the Operating Agreement, this Amendment shall be effective upon execution by the Company, the Manger and a Supermajority-in-Interest of the Members. This Amendment, to the extent signed and delivered by means of a facsimile machine or other electronic transmission (including transmission in portable document format by electronic mail), shall be treated in all manner and respects and for all purposes as an original agreement and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto, each other party hereto shall re- execute original forms hereof and deliver them to all other parties, except that the failure of any party to comply with such a request shall not render this Amendment invalid or unenforceable. No party hereto shall raise the use of a facsimile machine or other electronic transmission to deliver a signature, or the fact that any signature was transmitted or communicated through the use of a facsimile machine or other electronic transmission, as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

3.2 Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
3.3 Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Amendment and the consummation of the transactions contemplated hereby.
3.4 The language used in this Amendment will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.
3.5 If and to the extent there are any inconsistencies between the Operating Agreement and this Amendment, the terms of this Amendment shall control.
[Remainder of Page Intentionally Left Blank.
Signature Pages Follow.]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

COMPANY:

AMERICAN PROCESSING COMPANY, LLC

By:	DOLAN APC LLC
Its: Manager

By:

	Name:	Scott J. Pollei
	Its:	Vice President

MANAGER:

DOLAN APC LLC

By:

	Name:	Scott J. Pollei
	Its:	Vice President

MEMBERS:

DOLAN APC LLC

By:

	Name:	Scott J. Pollei
	Its:	Vice President

APC INVESTMENTS, LLC

By:

	Name:	David A. Trott
	Its:	Manager

FEIWELL & HANNOY PROFESSIONAL CORPORATION

By:

Name:
Its:

Michael C. Barrett

Jacqueline M. Barrett

Robert F. Frappier

James C. Frappier

Mary A. Daffin

Barry Tiedt

Abbe L. Patton

SCHEDULE A
NDEx SELLERS

Name	NDEX Seller Units

Michael C. Barrett

Jacqueline M. Barrett

Robert F. Frappier

James C. Frappier

Mary A. Daffin

Barry Tiedt

Abbe L. Patton

TOTAL:

EXHIBIT A
List of Members, Capital Contributions, Capital Accounts
Common Units and Participating Percentages

Participating
Name, Address, Phone and Fax of Member	Common Units	Percentage

Dolan APC, LLC c/o Dolan Media Company 1200 Baker Building 706 Second Avenue South Minneapolis, Minnesota 55402 Phone: (612) 317-9425 Fax: (612) 317-9434 Attention: James P. Dolan	[1,027,823]	[88.890%]

APC Investments, LLC 31440 Northwestern Highway Suite 200 Farmington Hills, MI 48334 Phone: (248) 642-2515 Fax: (248) 642-3628 Attention: David A. Trott	[104,905]	[9.073%]

Feiwell & Hannoy Professional Corporation 251 North Illinois Street, Suite 1700 Indianapolis, Indiana 46204 Phone: (317) 237-2727 Fax: (317) 237-2722 Attention: Douglas Hannoy and Michael Feiwell	[23,560]	[2.038%]

Michael C. Barrett 5941 Club Oaks Drive Dallas, Texas 75248

Jacqueline M. Barrett 5941 Club Oaks Drive Dallas, Texas 75248

Participating
Name, Address, Phone and Fax of Member	Common Units	Percentage

Robert F. Frappier 1735 North Blvd. Houston, Texas 77098

James C. Frappier [XXXXX] [XXXXX]

Mary A. Daffin 11750 Gallant Ridge Lane Houston, Texas 77082

Barry Tiedt [XXXXX] [XXXXX]

Abbe L. Patton 6016 Pinnacle Cr. Little Elm, Texas 75068

TOTAL:	[1,156,288]	[100.000]	%

EXHIBIT C TO
FIRST AMENDMENT
THIRD AMENDMENT TO PLEDGE AGREEMENT (DOLAN APC)
(See Attached)

THIRD AMENDMENT TO PLEDGE AGREEMENT
(Dolan APC LLC)
THIS THIRD AMENDMENT TO PLEDGE AGREEMENT (this “Amendment”), made and entered into as of July  _____, 2008, is made and given by DOLAN APC LLC, a Delaware limited liability company (the “Pledgor”), in favor of U.S. BANK NATIONAL ASSOCIATION, a national banking association as Agent (in such capacity, together with any successors in such capacity, the “Secured Party”) for the banks (the “Banks”) party from time to time to the Credit Agreement defined below (the “Secured Party”).
RECITALS
A. The Pledgor, the other Borrowers party thereto, the Borrower’s Agent, the Banks and the Secured Party are parties to a Second Amended and Restated Credit Agreement dated as of August 8, 2007 (as the same may hereafter be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) pursuant to which the Banks agreed to extend to the Pledgor and the other Borrowers certain credit accommodations.
B. The Pledgor has executed a Pledge Agreement in favor of the Secured Party dated as of March 14, 2006, as amended by a First Amendment to Pledge Agreement dated as of January 9, 2007 and a Second Amendment to Pledge Agreement dated as of November 30, 2007 (the “Pledge Agreement”).
C. The Pledgor is the owner of the limited liability company membership interests (the “Pledged Interests”) described in Schedule I hereto issued by the company named therein.
D. It is a condition precedent to the obligation of the Banks to continue to extend credit accommodations pursuant to the terms of the Credit Agreement that this Amendment be executed and delivered by the Pledgor.
E. The Pledgor finds it advantageous, desirable and in the best interests of the Pledgor to comply with the requirement that this Amendment be executed and delivered to the Secured Party for the benefit of the Secured Party and the Banks.
AGREEMENT
NOW, THEREFORE, in consideration of the premises and in order to induce the Banks to continue to extend credit accommodations to the Pledgor thereunder, the Pledgor hereby agrees with the Secured Party for the benefit of the Secured Party and the Banks as follows:
Section 1. Capitalized Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Pledge Agreement, unless the context shall otherwise require.

Section 2. Amendments. The Pledge Agreement is hereby amended as follows:
2.1 Schedule I. Schedule I to the Pledge Agreement is hereby amended in its entirety to read as set forth on Schedule I hereto which is made part of the Pledge Agreement as Schedule I thereto.
Section 3. Effectiveness of Amendments. The amendments contained in this Amendment shall become effective upon delivery by the Pledgor of, and compliance by the Pledgor with, the following:
3.1 This Amendment duly executed by the Pledgor and the Secured Party.
3.2 A certificate representing and evidencing the Pledged Interests represented by certificate no. [6], duly endorsed to be in blank in favor of the Agent.
3.3 Certified copies of all documents evidencing any necessary corporate action, consent or governmental or regulatory approval (if any) with respect to this Amendment and any other instrument or agreement executed by the Pledgor in connection with this Amendment (together with this Amendment, collectively, the “Amendment Documents”).
3.4 The Pledgor shall have satisfied such other conditions as specified by the Banks, including payment of all unpaid legal fees and expenses incurred by the Banks through the date of this Amendment in connection with the Pledge Agreement and the other Amendment Documents.
Section 4. Representations, Warranties, Authority, No Adverse Claim.
4.1 Reassertion of Representations and Warranties, No Default. The Pledgor hereby represents that on and as of the date hereof and after giving effect to this Amendment (a) all of the representations and warranties contained in the Pledge Agreement and the Credit Agreement are true, correct and complete in all material respects as of the date hereof as though made on and as of such date, except for changes permitted by the terms of the Pledge Agreement and except for representations and warranties made as of a specific earlier date, which shall be true and correct in all material respects on such earlier date, and (b) there will exist no Default or Event of Default under the Pledge Agreement, as amended by this Amendment, or the Credit Agreement on such date which has not been waived by the Banks.

4.2 Authority, No Conflict, No Consent Required. The Pledgor represents and warrants that the Pledgor has the power and legal right and authority to enter into the Amendment Documents and has duly authorized as appropriate the execution and delivery of the Amendment Documents by proper organizational action, and none of the Amendment Documents nor the agreements contained herein or therein contravenes or constitutes a default under any agreement, instrument or indenture to which the Pledgor is a party or a signatory or a provision of the Pledgor’s organizational documents or any other agreement or requirement of law, or result in the imposition of any Lien on any of its property under any agreement binding on or applicable to the Pledgor or any of its property except, if any, in favor of the Banks. The Pledgor represents and warrants that no consent, approval or authorization of or registration or declaration with any Person, including but not limited to any governmental authority, is required in connection with the execution and delivery by the Pledgor of the Amendment Documents or other agreements and documents executed and delivered by the Pledgor in connection therewith or the performance of obligations of the Pledgor therein described, except for those which the Pledgor has obtained or provided and as to which the Pledgor has delivered certified copies of documents evidencing each such action to the Banks.
4.3 No Adverse Claim. The Pledgor warrants, acknowledges and agrees that no events have taken place and no circumstances exist at the date hereof which would give the Pledgor a basis to assert a defense, offset or counterclaim to any claim of the Banks with respect to the Obligations.
Section 5. Affirmation of Pledge Agreement, Further References, Affirmation of Security Interest. The Banks and the Pledgor each acknowledge and affirm that the Pledge Agreement, as hereby amended, is hereby ratified and confirmed in all respects and all terms, conditions and provisions of the Pledge Agreement, except as amended by this Amendment, shall remain unmodified and in full force and effect. All references in any document or instrument to the Pledge Agreement are hereby amended and shall refer to the Pledge Agreement as amended by this Amendment.
Section 6. Merger and Integration, Superseding Effect. This Amendment, from and after the date hereof, embodies the entire agreement and understanding between the parties hereto and supersedes and has merged into this Amendment all prior oral and written agreements on the same subjects by and between the parties hereto with the effect that this Amendment, shall control with respect to the specific subjects hereof and thereof.
Section 7. Successors. The Amendment Documents shall be binding upon the Pledgor and the Banks and their respective successors and assigns, and shall inure to the benefit of the Pledgor and the Banks and the successors and assigns of the Banks.
Section 8. Headings. The headings of various sections of this Amendment have been inserted for reference only and shall not be deemed to be a part of this Amendment.
Section 9. Counterparts. The Amendment Documents may be executed in several counterparts as deemed necessary or convenient, each of which, when so executed, shall be deemed an original, provided that all such counterparts shall be regarded as one and the same document, and any party to the Amendment Documents may execute any such agreement by executing a counterpart of such agreement.
Section 10. Governing Law. THE AMENDMENT DOCUMENTS SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAW PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS, THEIR HOLDING COMPANIES AND THEIR AFFILIATES.
[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the Pledgor and the Secured Party have caused this Amendment to be executed as of the date and year first above written.

PLEDGOR: DOLAN APC LLC
By:
Scott Pollei
Vice President

ACCEPTED:

U.S. BANK NATIONAL ASSOCIATION, as Secured Party

By:

Michael J. Staloch
Senior Vice President
THIRD AMENDMENT TO
PLEDGE AGREEMENT (DOLAN APC LLC)

S-1

SCHEDULE I TO
THIRD AMENDMENT TO
PLEDGE AGREEMENT
SCHEDULE I
PLEDGED MEMBERSHIP INTERESTS

Member Interests Issuer:	American Processing Company, LLC, a Michigan limited liability company

Percentage Ownership:	[80.0%]

Class of Units:	Common

Certificate Nos.:	[ ]

Number of Units:	[810,000 and 118,560], respectively

EXHIBIT D TO
FIRST AMENDMENT
THIRD AMENDMENT TO SECURITY AGREEMENT (APC)
(See Attached)

THIRD AMENDMENT TO SECURITY AGREEMENT
(APC)
THIS THIRD AMENDMENT TO SECURITY AGREEMENT (this “Amendment”), dated as of July  ____, 2008, is made and given by AMERICAN PROCESSING COMPANY, LLC, a Michigan limited liability company (the “Grantor”), in favor of U.S. BANK NATIONAL ASSOCIATION, a national banking association, as agent (in such capacity, together with any successor in such capacity, the “Secured Party”) for the banks (the “Banks”) party from time to time to the Credit Agreement defined below.
RECITALS
A. The Grantor, the other entities parties thereto as “Borrowers” or “Borrowers’ Agent”, the Banks and the Secured Party have entered into a Second Amended and Restated Credit Agreement dated as of August 8, 2007 (as the same may be amended, supplemented, extended, restated, or otherwise modified from time to time, the “Credit Agreement”) pursuant to which the Banks have agreed to extend to the Grantor and the other Borrowers certain credit accommodations.
B. The Grantor previously executed and delivered in favor of the Secured Party a Security Agreement dated as of March 14, 2006, as amended by a First Amendment to Security Agreement (APC) dated as of January 9, 2007 and a Second Amendment to Security Agreement (APC) dated as of November 30, 2007 (the “Security Agreement”).
C. It is a condition precedent to the Secured Party to continue to extend credit accommodations pursuant to the terms of the Credit Agreement that this Amendment be executed and delivered by the Grantor.
D. The Grantor finds it advantageous, desirable and in its best interests to comply with the requirement that it execute and deliver this Amendment to the Secured Party.
AGREEMENT
NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby covenant and agree to be bound as follows:
Section 1. Capitalized Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Security Agreement, unless the context shall otherwise require.

Section 2. Amendments. The Security Agreement is hereby amended as follows:
2.1 Application of Proceeds. Section 21 of the Security Agreement is amended to read in its entirety as follows:
Section 21. Application of Proceeds. All cash proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Secured Party, be held by the Secured Party as collateral for, or then or at any time thereafter be applied in whole or in part by the Secured Party against, all or any part of the Obligations (including, without limitation, any expenses of the Secured Party payable pursuant to Section 22 hereof) in accordance with Section 8.10 of the Credit Agreement; provided, however, that notwithstanding the foregoing, the Secured Party shall be entitled to retain and apply in accordance with Section 8.10 of the Credit Agreement not more than [80.0%] of the net cash proceeds of any such sale, collection or other realization of, from or upon the Collateral.
Section 3. Effectiveness of Amendments. The amendments contained in this Amendment shall become effective upon delivery by the Grantor of, and compliance by the Grantor with, the following:
3.1 This Amendment duly executed by the Grantor.
3.2 Certified copies of all documents evidencing any necessary corporate action, consent or governmental or regulatory approval (if any) with respect to this Amendment and any other documents and instruments to be executed and delivered by the Grantor in connection with this Amendment (together with this Amendment, collectively, the “Amendment Documents”).
3.3 The Grantor shall have satisfied such other conditions as specified by the Secured Party, including payment of all unpaid legal fees and expenses incurred by the Secured Party through the date of this Amendment in connection with the Security Agreement and the other Amendment Documents.
Section 4. Representations, Warranties, Authority, No Adverse Claim.
4.1 Reassertion of Representations and Warranties, No Default. The Grantor hereby represents that on and as of the date hereof and after giving effect to this Amendment (a) all of the representations and warranties contained in the Security Agreement and the Credit Agreement are true, correct and complete in all material respects as of the date hereof as though made on and as of such date, except for changes permitted by the terms of the Security Agreement and except for representations and warranties made as of a specific earlier date, which shall be true and correct in all material respects on such earlier date, and (b) there will exist no Default or Event of Default under the Security Agreement, as amended by this Amendment, or the Credit Agreement on such date which has not been waived by the Secured Party.

4.2 Authority, No Conflict, No Consent Required. The Grantor represents and warrants that the Grantor has the power and legal right and authority to enter into the Amendment Documents and has duly authorized as appropriate the execution and delivery of the Amendment Documents by proper organizational action, and none of the Amendment Documents nor the agreements contained herein or therein contravenes or constitutes a default under any agreement, instrument or indenture to which the Grantor is a party or a signatory or a provision of the Grantor’s organizational documents or any other agreement or requirement of law, or result in the imposition of any lien on any of its property under any agreement binding on or applicable to the Grantor or any of its property except, if any, in favor of the Secured Party. The Grantor represents and warrants that no consent, approval or authorization of or registration or declaration with any person, including but not limited to any governmental authority, is required in connection with the execution and delivery by the Grantor of the Amendment Documents or other agreements and documents executed and delivered by the Grantor in connection therewith or the performance of obligations of the Borrower therein described, except for those which the Grantor has obtained or provided and as to which the Grantor has delivered certified copies of documents evidencing each such action to the Secured Party.
4.3 No Adverse Claim. The Grantor warrants, acknowledges and agrees that no events have taken place and no circumstances exist at the date hereof which would give the Grantor a basis to assert a defense, offset or counterclaim to any claim of the Secured Party with respect to Grantor’s obligations under the Security Agreement as amended by this Amendment.
Section 5. Affirmation of Security Agreement, Further References, Affirmation of Security Interest. The Secured Party and Grantor each acknowledge and affirm that the Security Agreement, as hereby amended, is hereby ratified and confirmed in all respects and all terms, conditions and provisions of the Security Agreement, except as amended by this Amendment, shall remain unmodified and in full force and effect. All references in any document or instrument to the Security Agreement are hereby amended and shall refer to the Security Agreement as amended by this Amendment.
Section 6. Merger and Integration, Superseding Effect. This Amendment, from and after the date hereof, embodies the entire agreement and understanding between the parties hereto and supersedes and has merged into this Amendment all prior oral and written agreements on the same subjects by and between the parties hereto with the effect that this Amendment, shall control with respect to the specific subjects hereof and thereof.
Section 7. Successors. The Amendment Documents shall be binding upon the Grantor and the Secured Party and their respective successors and assigns, and shall inure to the benefit of the Grantor and the Secured Party and the successors and assigns of the Lender.
Section 8. Headings. The headings of various sections of this Amendment have been inserted for reference only and shall not be deemed to be a part of this Amendment.
Section 9. Counterparts. The Amendment Documents may be executed in several counterparts as deemed necessary or convenient, each of which, when so executed, shall be deemed an original, provided that all such counterparts shall be regarded as one and the same document, and either party to the Amendment Documents may execute any such agreement by executing a counterpart of such agreement.

Section 10. Governing Law. THE AMENDMENT DOCUMENTS SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAW PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS, THEIR HOLDING COMPANIES AND THEIR AFFILIATES.
[Remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, the Grantor and the Secured Party have caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

Organizational ID # B8928W	AMERICAN PROCESSING COMPANY, LLC

By:

Name:

Title:

Address for Grantor:
1200 Baker Building
706 Second Avenue South
Minneapolis, MN 55402
Fax: (612) 321-0563
Attention: Scott Pollei

ACCEPTED:

U.S. BANK NATIONAL ASSOCIATION, as Secured Party

By:

Name:

Title:

Address for the Secured Party:
U.S. Bank National Association
800 Nicollet Mall
Minneapolis, MN 55402
Fax: (612) 303-2264
Attention: Michael J. Staloch (BC-MN-H03P)
[Signature page to Third Amendment to Security Agreement
(American Processing Company, LLC)]

S-1

EXHIBIT E TO
FIRST AMENDMENT
APC SIDE LETTER AMENDMENT
(See Attached)

July __, 2008
APC Investments, LLC
31440 Northwestern Highway
Suite 200
Farmington Hills, MI 48334
Feiwell & Hannoy, PC
251 North Illinois Street
Suite 1700
Indianapolis, IN 46204
[NDEx Sellers]

Re:	American Processing Company, LLC, a Michigan limited liability company (the “Company”)
Gentlemen:
In connection with the First Amendment to the Second Amended and Restated Credit Agreement dated as of July 28, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among the Company, Dolan APC LLC, a Delaware limited liability company, the other entities party thereto as “Borrowers”, the Borrowers’ Agent, U.S. Bank National Association, as agent (in such capacity, the “Agent”) on behalf of the financial institutions party thereto as “Banks”, and such Banks, together with all other agreements, documents and instruments entered into by Company in connection therewith (collectively, the “Loan Documents”), Agent hereby agrees with you as follows:
1.
Section 6.7(d) of the Credit Agreement permits “Restricted Payments” (as defined therein) consisting of dividends payable to members of the Company other than a Borrower pursuant to the Company’s Amended and Restated Operating Agreement to be made by the Company. Agent acknowledges that the Company’s Amended and Restated Operating Agreement restricts the Company from amending, modifying or waiving such provision without the prior written consent of such member(s).

2.
You are hereby deemed, so long as you remain a member of the Company, an intended third-party beneficiary of the proviso to Section 21 of that certain Security Agreement (APC) dated as of March 14, 2006, as amended by a First Amendment to Security Agreement dated as of January 9, 2007, a Second Amendment to Security Agreement dated November 30, 2007 and a Third Amendment to Security Agreement dated concurrently herewith (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”) by the Company in favor of the Agent. You hereby consent to the Third Amendment to Security Agreement amending such proviso and Agent agrees (i) not to further amend, modify or waive such proviso without your prior written consent, which consent shall not be unreasonably withheld, and (ii) following receipt of the cash proceeds from any sale of, collection from, or other realization upon all or any part of the Collateral (as defined in the Security Agreement) as contemplated in such Section 21, Agent shall promptly remit [______]% of the net cash proceeds from any such sale of, collection or other realization to the Company for distribution to the parties entitled thereto.

APC Investments, LLC
Feiwell & Hannoy, PC
July  _____, 2008

This letter agreement shall be governed by the internal laws of the State of Minnesota. This letter agreement shall be binding on the successors, assigns, heirs and administrators of the parties hereto. This letter agreement may be executed in any number of separate counterparts, each of which shall, collectively and separately, constitute one agreement. Signatures delivered by facsimile or other electronic transmission shall be treated as original signatures for all purposes hereof, including enforcement of this letter agreement. This letter amends and restates in its entirety that certain letter agreement dated as of November 30, 2007 between the Company, Trott and Trott, P.C., Feiwell & Hannoy, PC and the Agent.

Sincerely,

U.S. Bank National Association, as Agent

By:

Michael J. Staloch
Senior Vice President

Agreed to and Accepted:

APC Investments, LLC

By:

Title:

Feiwell & Hannoy, PC

By:

Title:

[NDEx Sellers]

By:

Title:

Acknowledged:

Dolan APC LLC

By:

Scott Pollei
Vice President

EXHIBIT F TO
FIRST AMENDMENT
JOINDER AGREEMENT (CREDIT AGREEMENT)

(See Attached)

JOINDER AGREEMENT
This Joinder Agreement (this “Agreement”), dated as of July  _____, 2008 (the “Effective Date”), is made by THP/NDEX AIV CORP., a Delaware corporation (“THP”), THP/NDEX AIV L.P., a Delaware limited partnership (“THP LP”), NATIONAL DEFAULT EXCHANGE HOLDINGS, L.P., a Delaware limited partnership (“NDEx Holdings”), NATIONAL DEFAULT EXCHANGE MANAGEMENT, INC., a Delaware corporation (“NDEx Management”), NATIONAL DEFAULT EXCHANGE GP, LLC, a Delaware limited liability company, NATIONAL DEFAULT EXCHANGE LP, a Delaware limited partnership, NDEX TECHNOLOGIES, LLC, a Texas limited liability company, NDEX WEST, LLC, a Delaware limited liability company and NDEX TITLE SERVICES, LLC, a Texas limited liability company (collectively, the “NDEx Subsidiaries”) in favor of U.S. BANK NATIONAL ASSOCIATION, as Agent for the Banks under the Credit Agreement (each as defined below). Each of THP, THP LP, NDEx Holdings, NDEx Management and each of the NDEx Subsidiaries are referred to herein individually as a “New Borrower” and collectively as the “New Borrowers”.
RECITALS
A. Dolan Media Company, a Delaware corporation, Dolan Finance Company, a Minnesota corporation, Dolan Publishing Company, a Delaware corporation, Dolan Publishing Finance Company, a Minnesota corporation, Cleo Company, a Delaware corporation, Long Island Business News, Inc., a New York corporation, Daily Journal of Commerce, Inc., a Delaware corporation, Lawyer’s Weekly, Inc., a Delaware corporation, Legal Ledger, Inc., a Minnesota corporation, The Journal Record Publishing Co., a Delaware corporation, Daily Reporter Publishing Company, a Delaware corporation, New Orleans Publishing Group, Inc., a Louisiana corporation, NOPG, L.L.C., a Louisiana limited liability company, Wisconsin Publishing Company, a Minnesota corporation, Legal Com of Delaware, Inc., a Delaware corporation, Missouri Lawyers Media, Inc., a Missouri corporation, The Daily Record Company, a Maryland corporation, Idaho Business Review, Inc., an Idaho corporation, Finance and Commerce, Inc., a Minnesota corporation, Counsel Press, LLC, a Delaware limited liability company, Arizona News Service, LLC, a Delaware limited liability company, Dolan DLN LLC, a Delaware limited liability company, Dolan APC LLC, a Delaware limited liability company, and American Processing Company, LLC, a Michigan limited liability company (individually, an “Existing Borrower” and, collectively, the “Existing Borrowers”), the Borrowers’ Agent party thereto, the banks which are signatories thereto (individually, a “Bank” and, collectively, the “Banks”), and U.S. Bank National Association, as agent for the Banks (in such capacity, the “Agent”), have entered into a Second Amended and Restated Credit Agreement dated as of August 8, 2007 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).
B. The New Borrowers desire to become Borrowers under the Credit Agreement and the other Loan Documents (as defined therein).

NOW THEREFORE, for and in consideration of the mutual covenants, conditions, stipulations and agreements set forth herein and in the Credit Agreement and the other Loan Documents, and other valuable consideration, the receipt of which is hereby acknowledged, the undersigned hereby consent and agree as follows:
1. Capitalized terms used in this Agreement, but not otherwise defined, shall have the meanings ascribed to them in the Credit Agreement.
2. Without in any manner affecting the Existing Borrowers’ joint and several liability under the Loan Documents, each New Borrower hereby jointly and severally assumes and agrees to perform all of the terms, restrictions, obligations and conditions of a “Borrower” under the Credit Agreement, the Notes and each other Loan Document to which any Existing Borrower is a party and, by execution of this Agreement, is hereby designated a “Borrower” for purposes of, and agrees to be bound by, each and all terms of the Credit Agreement, the Notes and each other Loan Document to which any Existing Borrower is a party. Without limiting the generality of the foregoing, each New Borrower hereby (a) expressly agrees that it is jointly and severally liable for and assumes all Obligations under the Credit Agreement, the Notes and all other Loan Documents to which any Existing Borrower is a party, and (b) agrees to perform for the Agent’s and the Banks’ benefit and be bound by the terms and covenants of the Credit Agreement, the Notes or each other Loan Document to which any Existing Borrower is a party.
3. Subject to Section 5 hereof, the Agent confirms that each New Borrower is a “Borrower” under the Loan Documents and all of the rights and obligations of a Borrower under the Credit Agreement shall inure to and bind, as a joint and several obligor, each New Borrower.
4. Each New Borrower represents to the Agent and the Banks that:
(a) It is a limited partnership, corporation or limited liability company duly organized, validly existing and in good standing under the laws of the state of its formation, organization or incorporation, as applicable, and has the power and authority and the legal right to own and operate its properties and to conduct the business in which it is currently engaged.
(b) It has the power and authority and the legal right to execute and deliver, and to perform its obligations under, this Agreement, the Credit Agreement, the Notes and all other Loan Documents and has taken all necessary action required by its form of organization to authorize such execution, delivery and performance.
(c) This Agreement, the Credit Agreement, the Notes and all other Loan Documents constitute its legal, valid and binding obligations enforceable in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(d) The execution, delivery and performance of this Agreement, the Credit Agreement and all other Loan Documents will not (i) violate any provision of any law, statute, rule or regulation or any order, writ, judgment, injunction, decree, determination or award of any court, governmental agency or arbitrator presently in effect having applicability to it, (ii) violate or contravene any provision of its organizational documents, or (iii) result in a breach of or constitute a default under any indenture, loan or credit agreement or any other agreement, lease or instrument to which it is a party or by which it or any of its properties may be bound or result in the creation of any lien thereunder. It is not in default under or in violation of any such law, statute, rule or regulation, order, writ, judgment, injunction, decree, determination or award or any such indenture, loan or credit agreement or other agreement, lease or instrument in any case in which the consequences of such default or violation could have a material adverse effect on its business, operations, properties, assets or condition (financial or otherwise).
(e) No order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority is required on its part to authorize, or is required in connection with the execution, delivery and performance of, or the legality, validity, binding effect or enforceability of, this Agreement, the Credit Agreement, the Notes and all other Loan Documents.
(f) There are no actions, suits or proceedings pending or, to its knowledge, threatened against or affecting it or any of its properties before any court or arbitrator, or any governmental department, board, agency or other instrumentality which, if determined adversely to it, would have a material adverse effect on its business, operations, property or condition (financial or otherwise) or on its ability to perform its obligations hereunder and under this Agreement, the Credit Agreement, the Notes and all other Loan Documents.
(g) It expects to derive benefits from the transactions resulting in the creation of the Obligations. The Agent and the Banks may rely conclusively on the continuing warranty, hereby made, that each New Borrower continues to be benefited by the Banks’ extension of credit accommodations to the Borrowers and neither the Agent nor the Banks shall have any duty to inquire into or confirm the receipt of any such benefits, and this Agreement, the Credit Agreement, the Notes and all other Loan Documents to which it is a party shall be effective and enforceable by the Agent and the Banks without regard to the receipt, nature or value of any such benefits.
(h) The representations and warranties contained in Article IV of the Credit Agreement are true and correct, with respect to each New Borrower, as of the Effective Date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they are true and correct as of such earlier date, and after giving effect to this Agreement, there will exist no breach of such representations and warranties.
5. Effectiveness. This Agreement shall become effective upon satisfaction by the New Borrower of the conditions set forth in Sections 3.1(a)(i), 3.1(a)(ii), 3.1(a)(iii), 3.1(a)(iv), 3.1(b), 3.1(c), 3.1(e) and 3.1(f) of the Credit Agreement (with respect to the New Borrowers only), provided that any such condition to be performed or dated on or as of the Closing Date shall be performed or dated on or as of the Effective Date.

6. Governing Law and Construction. THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS AGREEMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS OF THE UNITED STATES APPLICABLE TO NATIONAL BANKS. Whenever possible, each provision of this Agreement and any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be interpreted in such manner as to be effective and valid under such applicable law, but, if any provision of this Agreement or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be held to be prohibited or invalid under such applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto.
7. Waiver of Jury Trial. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.
8. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.
9. New Borrower Acknowledgements. Each New Borrower hereby acknowledges that (a) it has received from the Borrowers’ Agent true and correct copies of each Loan Document, (b) it has been advised by counsel in the negotiation, execution and delivery of this Agreement, and (c) such New Borrower shall rely entirely upon its own judgment with respect to its business, and any review, inspection or supervision of, or information supplied to, such New Borrower by the Banks is for the protection of the Banks and neither the New Borrower nor any third party is entitled to rely thereon.
(REMAINDER OF PAGE IS INTENTIONALLY LEFT BLANK)

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

THP/NDEX AIV CORP., a New Borrower

By:

Name:

Title:

THP/NDEX AIV L.P., a New Borrower

By:

Name:

Title:

NATIONAL DEFAULT EXCHANGE MANAGEMENT, INC., a New Borrower

By:

Name:

Title:

NATIONAL DEFAULT EXCHANGE HOLDINGS, L.P., a New Borrower

By:

Name:

Title:

NATIONAL DEFAULT EXCHANGE GP, LLC, a New Borrower

By:

Name:

Title:

JOINDER AGREEMENT
(CREDIT AGREEMENT)

S-1

NATIONAL DEFAULT EXCHANGE LP, a New Borrower

By:

Name:

Title:

NDEX TECHNOLOGIES, LLC, a New Borrower

By:

Name:

Title:

NDEX WEST, LLC, a New Borrower

By:

Name:

Title:

NDEX TITLE SERVICES, LLC, a New Borrower

By:

Name:

Title:

Address for purposes of notice:
1200 Baker Building
706 Second Avenue South
Minneapolis, MN 55402
Attention: Scott Pollei
JOINDER AGREEMENT
(CREDIT AGREEMENT)

S-2

U.S. BANK NATIONAL ASSOCIATION, as Agent
By:
Michael J. Staloch
Senior Vice President
JOINDER AGREEMENT
(CREDIT AGREEMENT)

S-3

REAFFIRMATION BY EXISTING BORROWERS
The undersigned, each an Existing Borrower, as defined in the Joinder Agreement (the “Joinder Agreement”) dated as of June  _____, 2008 made by THP/NDEx AIV Corp., THP/NDEx AIV L.P., National Default Exchange Holdings, L.P., National Default Management, Inc., National Default Exchange GP, LLC, National Default Exchange LP, NDEx Technologies, LLC, NDEx West, LLC and NDEx Title Services, LLC in favor of U.S. Bank National Association, as Agent for the Banks under the Credit Agreement (each as defined in the Joinder Agreement), each acknowledges receipt of the Joinder Agreement and acknowledges and affirms that each Loan Document, as modified by the Joinder Agreement, is hereby ratified and confirmed in all respects and all terms, conditions and provisions of each Loan Document, except as modified by the Joinder Agreement, shall remain unmodified and in full force and effect. All references in any document or instrument to any Loan Document are hereby amended and shall refer to such Loan Document as modified by the Joinder Agreement.

DOLAN MEDIA COMPANY,
as a Borrower and as Borrowers’ Agent

By:

Scott Pollei
Executive Vice President and Chief Financial Officer

DOLAN FINANCE COMPANY
DOLAN PUBLISHING COMPANY
DOLAN PUBLISHING FINANCE COMPANY
CLEO COMPANY
LONG ISLAND BUSINESS NEWS, INC.
DAILY JOURNAL OF COMMERCE, INC.
LAWYER’S WEEKLY, INC.
LEGAL LEDGER, INC.
THE JOURNAL RECORD PUBLISHING CO.
DAILY REPORTER PUBLISHING COMPANY
NEW ORLEANS PUBLISHING GROUP, INC.
NOPG, L.L.C.
WISCONSIN PUBLISHING COMPANY
LEGAL COM OF DELAWARE, INC.
MISSOURI LAWYERS MEDIA, INC.
THE DAILY RECORD COMPANY
IDAHO BUSINESS REVIEW, INC.
FINANCE AND COMMERCE, INC.
COUNSEL PRESS, LLC
ARIZONA NEWS SERVICE, LLC
DOLAN DLN LLC
DOLAN APC LLC
AMERICAN PROCESSING COMPANY, LLC

By:

Scott Pollei
Vice President

EXHIBIT G TO
FIRST AMENDMENT
JOINDER AGREEMENT (SECURITY AGREEMENT)
(See Attached)

JOINDER AGREEMENT (SECURITY AGREEMENT)
This JOINDER AGREEMENT (SECURITY AGREEMENT), dated as of July  _____, 2008 (this “Agreement”), is made and given by NATIONAL DEFAULT EXCHANGE HOLDINGS, L.P., a Delaware limited partnership, THP/NDEX AIV CORP., a Delaware corporation, THP/NDEX AIV L.P., a Delaware limited partnership, NATIONAL DEFAULT EXCHANGE MANAGEMENT, INC., a Delaware corporation, NATIONAL DEFAULT EXCHANGE GP, LLC, a Delaware limited liability company, NATIONAL DEFAULT EXCHANGE LP, a Delaware limited partnership, NDEX TECHNOLOGIES, LLC, a Texas limited liability company, NDEX WEST, LLC, a Delaware limited liability company, and NDEX TITLE SERVICES, LLC, a Texas limited liability company (individually, a “Joining Party” and, collectively, the “Joining Parties”), and is delivered to the Secured Party (as defined below) pursuant to Section 27 of that certain Security Agreement, dated as of August 31, 2004 (as the same may be amended, supplemented or supplemented from time to time, the “Security Agreement”), among each Grantor thereto from time to time and U.S. Bank National Association, as Agent for the Banks (the “Secured Party”) under that certain Second Amended and Restated Credit Agreement dated as of August 8, 2007 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among each Grantor, Dolan Media Company, as the Borrowers’ Agent, the banks from time to time party thereto (the “Banks”), and U.S. Bank National Association, as Agent for the Banks. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Security Agreement.
Pursuant to Section 27 of the Security Agreement, by its execution of this Agreement, each Joining Party becomes a party to the Security Agreement bound by all of the terms and conditions thereof, and, from and after the date hereof, is a Grantor entitled to all of the rights and benefits and bound by all of the obligations of a Grantor under the Security Agreement. Each Joining Party hereby acknowledges that by becoming a party to the Security Agreement such Joining Party has granted, and hereby does grant, to the Secured Party for the benefit of the Secured Party and the Banks a Security Interest in all of such Joining Party’s right, title, and interest in and to the Collateral as set forth in Section 2 of the Security Agreement. The Joining Parties’ legal names (as set forth in their respective constituent documents filed with the appropriate governmental official or agency) and jurisdictions of organization are as set forth in the opening paragraph hereof. The organizational numbers, if any, of the Joining Parties, and the addresses of the chief places of business and chief executive offices of the Joining Parties, are set forth under the Joining Parties’ signatures hereto. The Joining Parties hereby ratify, as of the date hereof, and agree to be bound jointly and severally with each other Joining Party and Grantor, by, all of the terms, provisions, obligations and conditions applicable to a Grantor in the Security Agreement.

This Agreement and any amendments, waivers, consents or supplements hereto or in connection herewith may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.
This Agreement shall be binding upon the parties hereto and their respective executors, administrators, other legal representatives, successors and assigns, and shall inure to the benefit of the Secured Party, its successors and assigns and shall be governed by the laws of the State of Minnesota without reference to principles of conflict of laws.
[The next page is the signature page.]

IN WITNESS WHEREOF, the Joining Parties, by their respective officers duly authorized, intending to be legally bound, have caused this Agreement to be duly executed and delivered, and the Secured Party has caused the same to be accepted by its authorized representative, as of the date first above written.

THP/NDEX AIV CORP.

By:

Scott Pollei
Vice President

Organizational ID No. [ ]

Address:
1200 Baker Building
706 Second Avenue South
Minneapolis, MN 55402
Fax: (612) 321-0563
Attention: Scott Pollei

THP/NDEX AIV L.P.

By:

Scott Pollei
Vice President

Organizational ID No. [ ]

Address:
1200 Baker Building
706 Second Avenue South
Minneapolis, MN 55402
Fax: (612) 321-0563
Attention: Scott Pollei
JOINDER AGREEMENT
(SECURITY AGREEMENT)

S-1

NATIONAL DEFAULT EXCHANGE HOLDINGS, L.P.

By:

Scott Pollei
Vice President

Organizational ID No. [ ]

Address:
1200 Baker Building
706 Second Avenue South
Minneapolis, MN 55402
Fax: (612) 321-0563
Attention: Scott Pollei

NATIONAL DEFAULT EXCHANGE MANAGEMENT, INC.

By:

Scott Pollei
Vice President

Organizational ID No. [ ]

Address:
1200 Baker Building
706 Second Avenue South
Minneapolis, MN 55402
Fax: (612) 321-0563
Attention: Scott Pollei
JOINDER AGREEMENT
(SECURITY AGREEMENT)

S-2

NATIONAL DEFAULT EXCHANGE GP, LLC

By:

Scott Pollei
Vice President

Organizational ID No. [ ]

Address:
1200 Baker Building
706 Second Avenue South
Minneapolis, MN 55402
Fax: (612) 321-0563
Attention: Scott Pollei

NATIONAL DEFAULT EXCHANGE LP

By:

Scott Pollei
Vice President

Organizational ID No. [ ]

Address:
1200 Baker Building
706 Second Avenue South
Minneapolis, MN 55402
Fax: (612) 321-0563
Attention: Scott Pollei
JOINDER AGREEMENT
(SECURITY AGREEMENT)

S-3

NDEX TECHNOLOGIES, LLC

By:

Scott Pollei
Vice President

Organizational ID No. [ ]

Address:
1200 Baker Building
706 Second Avenue South
Minneapolis, MN 55402
Fax: (612) 321-0563
Attention: Scott Pollei

NDEX WEST, LLC

By:

Scott Pollei
Vice President

Organizational ID No. [ ]

Address:
1200 Baker Building
706 Second Avenue South
Minneapolis, MN 55402
Fax: (612) 321-0563
Attention: Scott Pollei
JOINDER AGREEMENT
(SECURITY AGREEMENT)

S-4

NDEX TITLE SERVICES, LLC

By:

Scott Pollei
Vice President

Organizational ID No. [ ]

Address:
1200 Baker Building
706 Second Avenue South
Minneapolis, MN 55402
Fax: (612) 321-0563
Attention: Scott Pollei

Acknowledged and accepted:

U.S. BANK NATIONAL ASSOCIATION, as Secured Party

By:

Michael J. Staloch
Senior Vice President
JOINDER AGREEMENT
(SECURITY AGREEMENT)

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